1988 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
                    OF FREEPORT-MCMORAN INC.


                            ARTICLE I

                      PURPOSE OF THE PLAN

     This 1988 Stock Option Plan for Non-Employee Directors (this "Plan") is intended to provide a method whereby non-employee directors of Freeport-McMoRan Inc. (the "Company"), who are making and will continue to make substantial contributions to the success of the Company and its Subsidiaries (as hereinafter defined), may be compensated for their contributions and encouraged to acquire a proprietary interest in the Company, and whereby prospective new directors may be persuaded to serve the Company as directors, and to promote the interests of the Company and all its stockholders. Accordingly, the Company will, on or before May 1, 1997, grant to such persons as are identified in this Plan, in the manner hereinafter provided, options ("Options") to purchase shares of the Common Stock of the Company ("Common Stock"), on the terms and subject to the conditions hereinafter set forth.


                            ARTICLE II

                           DEFINITIONS

     For the purposes of this Plan, the following terms shall have the meanings indicated:

          Applicable Rate: The rate, expressed as a percentage, determined according to the following formula:

                       x divided by (1 - x)

     in which x equals the maximum federal income tax rate applicable to individuals in effect on the applicable Income Recognition Date; provided, the Applicable Rate shall never exceed 100%.

          Board:  The Board of Directors of the Company.

          Change in Control: A Change in Control shall be deemed to have occurred if either (a) any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall own beneficially more than 20% of the Common Stock outstanding (exclusive of shares held in the Company's treasury or by the Company's Subsidiaries) pursuant to a tender offer, exchange offer or series of purchases or other acquisitions, or any combination of those transactions, or (b) there shall be a change in the composition of the Board at any time within two years after any tender offer, exchange offer, merger, consolidation, sale of assets or contested election, or any combination of those transactions (a "Transaction"), so that (i) the persons who were directors of the Company immediately before the first such Transaction cease to constitute a majority of the Board of Directors of the corporation which shall thereafter be in control of the companies that were parties to or otherwise involved in such Transaction, or (ii) the number of persons who shall thereafter be directors of such corporation shall be fewer than two-thirds of the number of directors of the Company immediately prior to such first Transaction. A Change in Control shall be deemed to take place upon the first to occur of the events specified in the foregoing clauses
     (a) and (b).

          Code: The Internal Revenue Code of 1986, as amended from time to time.

          Committee: A committee of the Board designated by the Board to administer the Plan and composed of not fewer than two directors, each of whom, to the extent necessary to comply with Rule 16b-3 only, is a "non-employee director" within the meaning of Rule 16b-3 and, to the extent necessary to comply with Section 162(m) only, is an "outside director" under Section 162(m). Until otherwise determined by the Board, the Committee shall be the Corporate Personnel Committee of the Board.

          Election Period: The period beginning on the third business day following a date on which the Company releases for publication its quarterly or annual summary statements of sales and earnings, and ending on the twelfth business day following such date.

          Eligible Director: A director of the Company who is not, and within the preceding one year has not been, an employee of the Company or a Subsidiary or otherwise eligible for selection to participate in any plan of the Company or any Subsidiary that entitles the participants therein to acquire stock, stock options or stock appreciation rights of the Company or its Subsidiaries.

          Exchange Act: The Securities Exchange Act of 1934, as amended from time to time.

          Fair Market Value: The average of the high and low quoted sale prices of a share of Common Stock or a Subsidiary Equity
     Security on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) on the Composite Tape for the New York Stock Exchange-Listed Stocks or, if on such date the Common Stock or Subsidiary
     Equity Security is not quoted on such Composite Tape, on the New
     York Stock Exchange.

          Income Recognition Date: With respect to any share of Common Stock purchased upon the exercise of an Option or any Subsidiary Equity Security distributed in connection therewith, the later of
     (a) the date of such exercise, or (b) the date on which the rights of the holder of such Option in such security become transferable and not subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code); provided, however, that if such holder shall make an election pursuant to Section 83(b) of the Code with respect to such security the Income Recognition Date with respect thereto shall be the date of the Option exercise.

          Option Cancellation Gain: With respect to the cancellation of an Option pursuant to Section 3 of Article IV hereof, the sum of (a) the excess of the Fair Market Value as of the Option Cancellation Date (as that term is defined in Section 3 of Article IV hereof) of all the outstanding shares of Common Stock covered by such Option, whether or not then exercisable, over the purchase price of such shares under such Option, (b) the Fair Market Value as of the Option Cancellation Date of any Subsidiary Equity Securities that would have been distributed pursuant to Section 5 of Article VII hereof had there been an exercise as of the Option Cancellation Date of all the outstanding shares of Common Stock covered by such Option, whether or not then exercisable, (c) the amount of any cash in lieu of any Subsidiary Equity Securities and any fractional interests therein that would have been distributed pursuant to Section 5 of
     Article VII hereof had there been an exercise as of the Option Cancellation Date of all the outstanding shares of Common Stock covered by such Option, whether or not then exercisable, plus (d) the amount equal to the Applicable Rate multiplied by the total of the amounts set forth in clauses (a), (b) and (c).

          Option Gain: The sum of (a) the excess of the Fair Market Value of the shares of Common Stock covered by the exercise of an Option over the purchase price of such shares under such Option, plus (b) the Fair Market Value of any Subsidiary Equity Securities (including fractions thereof) distributed or paid in the form of cash as a result of such exercise pursuant to Section 5 of Article VII hereof; as such Fair Market Values are determined in each case on (i) the Income Recognition Date with respect to each such security or (ii) the date of such exercise, whichever is less.

          Rule 16b-3: Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

          SEC: The Securities and Exchange Commission, including the staff thereof, or any successor thereto.

          Section 162(m):  Section 162(m) of the Code and all
     regulations promulgated thereunder as in effect from time to time.

          Subsidiary: Any corporation of which stock representing at least 50% of the ordinary voting power is owned, directly or indirectly, by the Company and any other entity of which equity securities or interests representing at least 50% of the ordinary voting power or 50% of the total value of all classes of equity securities or interests of such entity are owned, directly or indirectly, by the Company.

          Subsidiary Equity Security: Any security or interest in the nature of an equity security or interest, according to generally accepted accounting principles, of a Subsidiary or a former Subsidiary or any security or interest representing such a security or interest; including specifically, but without limiting the generality of the foregoing, shares of common stock of Freeport-McMoRan Gold Company, Freeport-McMoRan Copper Company, Inc., and Freeport-McMoRan Oil & Gas Company and depositary units of Freeport-McMoRan Energy Partners, Ltd. and Freeport-McMoRan Resource Partners, Limited Partnership.


                           ARTICLE III

                    ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Board. The Board will interpret this Plan and may from time to time adopt such rules and regulations for carrying out the terms and provisions of this Plan as it may deem best; however, the Board shall have no discretion with respect to the selection of directors who receive Options, the number of shares of Common Stock subject to any Options or the purchase price thereof. Notwithstanding the foregoing, the Committee shall have the authority to make all determinations with respect to the transferability of Options in accordance with Article VIII hereof. All determinations by the Board or the Committee shall be made by the affirmative vote of a majority of its respective members, but any determination reduced to writing and signed by a majority of its respective members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. Subject to any applicable provisions of the Company's By-Laws or of this Plan, all determinations by the Board and the Committee pursuant to the provisions of this Plan, and all related orders or resolutions of the Board and the Committee, shall be final, conclusive and binding on all persons, including the Company and its stockholders, employees, directors and optionees. In the event of any conflict or inconsistency between determinations, orders, resolutions, or other actions of the Committee and the Board taken in connection with this Plan, the actions of the Board shall control.


                            ARTICLE IV

                    STOCK SUBJECT TO THE PLAN

     SECTION 1. The shares to be issued or delivered upon exercise of Options shall be made available, at the discretion of the Board, either from the authorized but unissued shares of Common Stock of the Company or from shares of Common Stock reacquired by the Company, including shares purchased by the Company in the open market or otherwise obtained; provided, however, that the Company, at the discretion of the Board, may, upon exercise of Options granted under this Plan, cause a Subsidiary to deliver shares of Common Stock held by such Subsidiary. Any Subsidiary
Equity Securities distributed pursuant to Section 5 of Article VII of this Plan shall be made available from the Company's holdings of such Subsidiary Equity Securities purchased by the Company or a Subsidiary in the open market or otherwise obtained.

     SECTION 2. Subject to the provisions of Section 3 of this Article IV, the aggregate number of shares of Common Stock which may be purchased pursuant to Options shall not exceed 250,000.

     SECTION 3. In the event of the payment of any dividends payable in Common Stock, or in the event of any subdivision or combination of the Common Stock, the number of shares which may be purchased under this Plan shall be increased or decreased proportionately, as the case may be, and the number of shares of Common Stock deliverable upon the exercise thereafter of any Option theretofore granted (whether or not then exercisable) shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price. In the event the Company is merged or consolidated into or with another corporation in a transaction in which the Company is not the survivor, or in the event that substantially all of the Company's assets are sold to another entity not affiliated with the Company, any holder of an Option, whether or not then exercisable, shall be entitled to receive (unless the Company shall take such alternative action as may be necessary to preserve the economic benefit of the Option for the optionee) on the effective date of any such transaction (the "Option Cancellation Date"), in cancellation of such Option, an amount in cash equal to the Option Cancellation Gain relating thereto, determined as of the Option Cancellation Date. In the event of
(i) a dividend or distribution (other than cash dividends or distributions) with respect to any Subsidiary Equity Securities distributable or payable in the form of cash pursuant to Section 5 of
Article VII hereof, (ii) a subdivision or combination of any such Subsidiary Equity Securities, (iii) any recapitalization, reorganization, merger, consolidation, liquidation, or other extraordinary event affecting any such Subsidiary Equity Securities, or (iv) the disposition by the Company and its Subsidiaries of all or substantially all of their holdings of any such Subsidiary Equity Securities, the terms of any Option theretofore granted hereunder (whether or not then exercisable) shall be subject to such adjustment as the Board may deem appropriate, including, without limitation, a proportional adjustment in the number of such Subsidiary Equity Securities deliverable upon the exercise of such Option or of any right attached thereto or provided for therein or the substitution, on an equitable basis, of Common Stock, other Subsidiary Equity Securities, or a combination thereof for such Subsidiary Equity Securities.


                            ARTICLE V

                PURCHASE PRICE OF OPTIONED SHARES

     The purchase price per share of Common Stock under each Option shall be 100% of the Fair Market Value of a share of Common Stock at the time such Option is granted, but in no case shall such price be less than the par value of the Common Stock.


                            ARTICLE VI

                    ELIGIBILITY OF RECIPIENTS

     Options will be granted only to individuals who are Eligible
Directors at the time of such grant. No individual who is an employee of the Company or a Subsidiary at the time of such grant shall be eligible to receive an Option.


                           ARTICLE VII

                         GRANT OF OPTIONS

     SECTION 1. Each Option shall constitute a non-qualified stock option which is not intended to qualify under Section 422A of the Code.

     SECTION 2. On May 1, 1988 and May 1 of each subsequent year through and including 1997, each Eligible Director, as of each such date, shall be granted an Option to purchase 1,664 shares of Common Stock. Each Option shall become exercisable with respect to416 shares on each of the first, second, third and fourth anniversaries of the date of grant and may be exercised by the holder thereof with respect to all or any part of the shares comprising each installment as such holder may elect at any time after such installment becomes exercisable but no later than the termination date of such Option; provided that each Option shall become exercisable in full upon a Change in Control.

     SECTION 3. The purchase price of shares subject to any Option shall be the Fair Market Value thereof on the respective date of grant.

     SECTION 4. Each Option shall provide that, promptly following the last Income Recognition Date with respect to an exercise of all or any portion of such Option, the Company shall pay to the holder of such Option an amount in cash equal to the Option Gain multiplied by the Applicable Rate. If an Option has been transferred pursuant to clause
(c) of Article VIII hereof, the right to any payment under this Article VII, Section 4 remains with the original holder of the Option, except that in the case of a transfer pursuant to a domestic relations order, such payment shall be made to the spouse responsible for the federal income tax related to the Option exercise.

     SECTION 5. Each Option shall provide that, upon the exercise of such Option or portion thereof, the holder of such Option will be entitled to receive from the Company any Subsidiary Equity Securities distributed or distributable in respect of the shares of Common Stock covered by such exercise, to which the holder would have been entitled had such holder been a holder of record of such covered shares at all times from the date of grant of such Option to the date immediately preceding the effective date of such exercise. Any such distribution will be in kind, with cash payment for fractional interests of any Subsidiary Equity Security to be valued in proportion to the Fair Market Value of the respective Subsidiary Equity Security on the date of such exercise. Notwithstanding the foregoing, if the holder of an Option is, on the date of any such exercise, ineligible to own any Subsidiary Equity Securities that would otherwise be distributable to such holder in accordance with this section, such holder will be entitled to receive from the Company in cash the Fair Market Value, as of such date, of any such Subsidiary Equity Securities (including fractions thereof).


                           ARTICLE VIII

                    TRANSFERABILITY OF OPTIONS

     No Options granted hereunder may be transferred, pledged, assigned or otherwise encumbered by an optionee except:

     (a)  by will;

     (b)  by the laws of descent and distribution; or

     (c) if permitted by the Committee and so provided in the Option or an amendment thereto, (i) pursuant to a domestic relations order, as defined in the Code, (ii) to Immediate Family Members, (iii) to a partnership in which Immediate Family Members, or entities in which Immediate Family Members are the owners, members or beneficiaries, as appropriate, are the partners, (iv) to a limited liability company in which Immediate Family Members, or entities in which Immediate Family Members are the owners, members or beneficiaries, as appropriate, are the members, or (v) to a trust for the benefit of Immediate Family Members; provided, however, that no more than a de minimus beneficial interest in a partnership, limited liability company or trust described in (iii),
(iv) or (v) above may be owned by a person who is not an Immediate Family Member or by an entity that is not beneficially owned solely by Immediate Family Members. "Immediate Family Members" shall be defined as the spouse and natural or adopted children or grandchildren of the optionee and their spouses.

     Any attempted assignment, transfer, pledge, hypothecation or other disposition of Options, or levy of attachment or similar process upon Options not specifically permitted herein, shall be null and void and without effect.


                            ARTICLE IX

                       EXERCISE OF OPTIONS

     SECTION 1. Each Option shall terminate 10 years and two days from the date on which it was granted.

     SECTION 2. Except in cases provided for in Article X hereof, each Option may be exercised by the holder thereof only while the optionee to whom such Option was granted is an Eligible Director.

     SECTION 3. Each Option shall provide that the Option or any portion thereof may be exercised only during an Election Period. Each Option shall provide, however, that in the event of a Change in Control, the Election Period exercise requirement is waived.

     SECTION 4. A person electing to exercise an Option or any portion thereof then exercisable shall give written notice to the Company of such election and of the number of shares of Common Stock such person has elected to purchase, and shall at the time of purchase tender the full purchase price of such shares, which tender shall be made in cash or cash equivalent (which may be such person's personal check) or in shares of Common Stock already owned by such person (which shares shall be valued for such purpose on the basis of their Fair Market Value on the date of exercise), or in any combination thereof. The Company shall have no obligation to deliver shares of Common Stock pursuant to the exercise of any Option, or any Subsidiary Equity Securities distributable in connection therewith, in whole or in part, until such payment in full of the purchase price of such shares of Common Stock is received by the Company. No optionee, or legal representative, legatee, distributee, or assignee of such optionee, shall be or be deemed to be a holder of any shares of Common Stock subject to such Option or any Subsidiary Equity Securities distributable in connection with the exercise thereof, or entitled to any rights of a stockholder of the Company or a Subsidiary in respect of any shares of Common Stock covered by such Option or any Subsidiary Equity Securities distributable in connection therewith until such shares of Common Stock have been paid for in full and certificates for such shares of Common Stock and such Subsidiary Equity Securities have been issued or delivered by the Company.

     SECTION 5. Each Option shall be subject to the requirement that if at any time the Board shall be advised by counsel that the listing, registration or qualification of the shares of Common Stock subject to such Option, or the Subsidiary Equity Securities distributable in connection with the exercise thereof, upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of shares thereunder or the distribution of Subsidiary Equity Securities with respect thereto, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free from any conditions not reasonably acceptable to such counsel for the Board.

     SECTION 6. The Company may establish appropriate procedures to provide for payment or withholding of such income or other taxes as may be required by law to be paid or withheld in connection with the exercise of Options, and to ensure that the Company receives prompt advice concerning the occurrence of any event which may create, or affect the timing or amount of, any obligation to pay or withhold any such taxes or which may make available to the Company any tax deduction resulting from the occurrence of such event.

                            ARTICLE X

                      TERMINATION OF SERVICE
                     AS AN ELIGIBLE DIRECTOR

     SECTION 1. If and when an optionee shall cease to be an Eligible Director for any reason other than death or retirement from the Board, all of the Options granted to such optionee shall be terminated except that any Option, to the extent then exercisable, may be exercised by the holder thereof within three months after such optionee ceases to be an Eligible Director, but not later than the termination date of the Option.

     SECTION 2. If and when an optionee shall cease to be an Eligible Director by reason of the optionee's retirement from the Board, all of the Options granted to such optionee shall be terminated except that any Option, to the extent then exercisable or exercisable within one year thereafter, may be exercised by the holder thereof within three years after such retirement, but not later than the termination date of the Option.

     SECTION 3. Should an optionee die while serving as an Eligible Director, all the Options granted to such optionee shall be terminated, except that any Option to the extent exercisable by the holder thereof at the time of such death, together with the unmatured installment (if any) of such Option which at that time is next scheduled to become exercisable, may be exercised within one year after the date of such death, but not later than the termination date of the Option, by the holder thereof, the optionee's estate, or the person designated in the optionee's last will and testament, as appropriate.

     SECTION 4. Should an optionee die after ceasing to be an Eligible Director, all of the Options granted to such optionee shall be terminated, except that any Option, to the extent exercisable by the holder thereof at the time of such death, may be exercised within one year after the date of such death, but not later than the termination date of the Option, by the holder thereof, the optionee's estate, or the person designated in the optionee's last will and testament, as appropriate.


                            ARTICLE XI

                  AMENDMENTS TO PLAN AND OPTIONS

     The Board may at any time terminate or from time to time amend, modify or suspend this Plan; provided, however, that no such amendment or modification without the approval of the stockholders shall:

          (a) except pursuant to Section 3 of Article IV, increase the maximum number (determined as provided in this Plan) of shares of Common Stock which may be purchased pursuant to Options, either individually or in aggregate;

          (b) permit the granting of any Option at a purchase price other than 100% of the Fair Market Value of the Common Stock at the time such option is granted, subject to adjustment pursuant to
     Section 3 of Article IV;

          (c) permit the exercise of an Option unless the full purchase price of the shares as to which the Option is exercised is paid at the time of exercise;

          (d) extend beyond May 1, 1997, the period during which Options may be granted;

          (e) modify in any respect the class of individuals who constitute Eligible Directors; or

          (f) materially increase the benefits accruing to participants hereunder.